Exhibit 10.7

THIS PROMISSORY NOTE (THIS “NOTE”) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), APPLICABLE STATE SECURITIES LAWS, OR APPLICABLE LAWS OF ANY FOREIGN JURISDICTION. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS AND IN THE ABSENCE OF COMPLIANCE WITH APPLICABLE LAWS OF ANY FOREIGN JURISDICTION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED AND SUCH FOREIGN JURISDICTION LAWS HAVE BEEN SATISFIED.

4% NOTE DUE [___]

$[___]	Issue Date: [_____]

FOR VALUE RECEIVED, Bed Therapies, LLC, a Delaware limited liability company (“Borrower”), hereby promises to pay to the order of [_____] (“Lender”), in lawful money of the United States of America and in immediately available funds, the principal amount of [_____] ($[___]), as calculated in Appendix A, plus interest on the outstanding principal amount accruing at the rate of four percent (4%) per annum (subject to adjustment as described below). Interest on the principal amount shall begin accruing on the date hereof and shall continue to accrue until this Note is paid in full.

1. Payment.

1.1 Principal and Interest. All unpaid principal of and accrued interest on this Note shall become due and payable on the twenty four (24) month anniversary of the Issue Date (or, if such day is not a business day, on the next succeeding business day), unless sooner paid in full or converted in accordance with the terms of Section 2 below (the “Maturity Date”) provided, however, that if a Qualified IPO (as defined below) does not occur on or before the Maturity Date, the Maturity Date shall be extended automatically for an additional one-year period and, during such period, the Notes will bear interest at an annual rate of eight percent (8%). All amounts payable hereunder shall be paid to Lender at the address specified in writing by Lender. Payment on this Note shall be applied first to accrued interest and, thereafter, to the outstanding principal balance hereof.

1.2 Prepayment. Borrower will have the right to prepay the Notes at any time prior to the Maturity Date after providing the holders thereof with at least fifteen (15) days’ prior written notice of its intention to prepay the Notes.

2. Waiver. Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note. The right to plead any and all statutes of limitations as a defense to any demands hereunder is hereby waived by Borrower to the full extent permitted by law.

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3. Default.

3.1 Each of the following events shall be an “Event of Default” hereunder:

(a) the Borrower files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing;

(b) an involuntary petition is filed against the Borrower under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Borrower; the Borrower executes an assignment with respect to substantially all of its assets;

(c) the Borrower fails to pay, upon demand made by Lender at any time after the Maturity Date, any and all unpaid principal, accrued interest and other amounts owing hereunder; and

(d) Borrower breaches any warranty or agreement in any material respect made by Borrower in this Note (except as set forth in (c) above) and fails to cure such breach within fifteen (15) days of the Borrower receiving written notice of such breach from Lender.

3.2 Upon the occurrence of any Event of Default hereunder, the annual rate at which interest accrues under this Note shall be increased by an additional two percent (2%) per annum for all times while such Event of Default is continuing. Borrower shall notify Lender in writing promptly and, in no event, more than three (3) days after the occurrence of any Event of Default, that such Event of Default has occurred.

4. Governing Law. This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

5. Amendment and Waiver. Any term of this Note may be amended or waived with a written consent signed by Borrower and the holders of more than fifty percent (50%) of the principal of the Notes outstanding at the time of such amendment or waiver.

6. Transfer of Note. By accepting this Note, Lender hereby covenants with Borrower as follows:

(a) Lender agrees that Lender will not effect any disposition of this Note, the Common Stock or other securities of Borrower in a manner that would constitute a sale within the meaning of the Securities Act, except: (i) pursuant to registration under the Securities Act; or (iii) in a transaction exempt from registration under the Securities Act and, in any such case, Lender shall, prior to effecting such disposition, obtain the prior written consent of the Borrower, which the Borrower may withhold in its sole discretion, and submit to the Borrower an opinion of counsel in form and substance reasonably satisfactory to the Borrower to the effect that the proposed transaction is in compliance with the Securities Act.

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(b) Upon compliance with any and all restrictions as described in this Section 7, this Note may be transferred only upon surrender of the original Note for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to the Borrower. Thereupon, a new Note for like principal amount and interest will be issued to, and registered in the name of, the transferee. Interest and principal are payable only to the registered holder of the Note.

7. Successors and Assigns. The provisions of this Note shall inure to the benefit of and be binding on any successor to Borrower and shall extend to any holder hereof.

8. Usury. In no event shall the interest rate or rates payable under this Note, plus any other amounts paid in connection herewith and therewith, exceed the highest rate permissible under applicable law. Borrower and Lender, in executing and delivering this Note, intend legally to agree upon the rate or rates of interest and manner of payment stated within it; provided, however, that, anything contained herein to the contrary notwithstanding, if said rate or rates of interest or manner of payment exceeds the maximum allowable under applicable law, then, ipso facto, as of the date of this Note, Borrower is and shall be liable only for the payment of such maximum as allowed by law, and payment received from Borrower in excess of such legal maximum, whenever received, shall be applied to reduce the principal balance of any remaining obligations to the extent of such excess.

9. Unsecured. This Note is not secured by any assets of the Borrower.

10. No Dilution or Impairment. Borrower shall not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, but shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of Lender against dilution or impairment.

11. Attorney’s Fees. If the indebtedness represented by this Note or any part thereof is collected in bankruptcy, receivership or other judicial proceeding or if this Note is placed in the hands of attorneys for collection after default, then Borrower agrees to pay, in addition to the principal and interest payable hereunder, reasonable attorneys’ fees and costs incurred by Lender related to or arising from such collection.

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IN WITNESS WHEREOF, Borrower has executed this Note in favor of Lender as of the date first written above.

BORROWER

Bed Therapies, LLC

By:
Name:
Title:

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